SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                              --------------------

      Date of report (Date of earliest event reported): September 3, 2004


                             USA TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Pennsylvania                     33-70992              23-2679963
--------------------------------------------------------------------------------
      (State or other               (Commission File        (I.R.S. Employer
      jurisdiction of                    Number)           Identification No.)
      incorporation or
       organization)


                          100 Deerfield Lane, Suite 140
                           Malvern, Pennsylvania 19355
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 610-989-0340

                                       n/a
--------------------------------------------------------------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 3, 2004, USA Technologies, Inc. ("USA") entered into a Technology Licensing Agreement (the "Licensing Agreement") with Mars Electronics International, Inc., a Delaware corporation ("MEI"). Pursuant to the Licensing Agreement, USA granted to MEI a non-exclusive, non-transferable license to utilize certain intellectual property of USA so that MEI payment systems providing for credit card and other non-cash forms of payment could connect to USALive(R). USALive(R) is USA's network for services and credit card transaction capability. The MEI payment systems utilizing the licensed intellectual property of USA would be offered by MEI to its customers in connection with vending machines and other automated retailing and merchandising applications, as well as in the transportation, amusement, music, gaming and telecommunications industries. Each MEI customer who purchases an MEI payment system utilizing the licensed intellectual property would enter into an agreement with USA to connect the MEI payment system to USALive(R). For each MEI payment system that is connected to USALive(R), MEI would pay a one-time royalty to USA, and while each MEI customer is connected to USALive(R), USA would pay to MEI a fixed monthly amount. The Licensing Agreement provides for a term of 5 years.

         The joint press release of USA and MEI announcing the Licensing Agreement is attached as Exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (a) None.

         (b) None.

         (c) Exhibits.

             99.1      Press release dated September 8, 2004


                                   SIGNATURES

         Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        USA TECHNOLOGIES, INC.

                                        By: /s/ George R. Jensen, Jr.
                                            -----------------------------------
                                            George R. Jensen, Jr.
                                            Chief Executive Officer

Dated: September 13, 2004

                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------
99.1                     Press release dated September 8, 2004